UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

OSR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Note Purchase Agreement

On May 6, 2025, OSR Holdings, Inc. (the “Company”) entered into a Note Purchase Agreement with White Lion Capital, LLC, dba White Lion GBM Innovation Fund, a Nevada limited liability company (the “Buyer”).

Convertible Note

Pursuant and subject to the terms of the Note Purchase Agreement, the Selling Stockholder has loaned the Company the principal amount of $1,110,000 at an interest rate of 5% per annum subject to two Convertible Notes maturing on the date occurring Nine (9) months after the closing date of each respective loan. The first Convertible Note in the principal amount of $400,000 shall close on or before one day after the filing of the Company’s registration statement on Form S-1 filed with the SEC on May [•], 2025. The second Convertible Note shall close one day after this registration statement becomes effective.

The Company has agreed to allocate 10% of the proceeds from each purchase notice under the ELOC and/or warrant exercise toward the repayment of the outstanding Convertible Note(s).  At any time, the Selling Stockholder may convert one or both Convertible Notes at 95% multiplied by the lowest Volume Weighted Average Price (“VWAP”) fifteen days prior to the conversion notice. The Company and the Investor have agreed that no more than 4.99% of the shares outstanding will be issued to the Selling Stockholder.

Warrant Agreement

Pursuant and subject to the terms of the Warrant Agreement, the Selling Stockholder has the right, but not the obligation, to at any time for a period of five years following its execution date, to subscribe for and purchase from the Company up to $4,000,000 worth, or the Available Share Amount (as defined in the Warrant Agreement and subject to adjustment thereunder), of Common Stock (the “Warrant Shares”). The purchase price of one share of Common Stock under the Warrant Agreement shall be equal to the Exercise Price, which shall be $1.584 or as otherwise defined therein.

Amendment to the Company’s Equity Line of Credit (“ELOC”) Agreement

Pursuant to the terms of the ELOC Agreement, as amended May 6, 2025, the Company may elect, in our sole discretion, to issue and sell to White Lion, from time to time, up to $78.9 million worth of shares of Common Stock from after the effective date of this registration statement under the ELOC Agreement. Any terms in initial capitals and not otherwise defined herein shall be as defined in the amended Common Stock Purchase Agreement and/or the Registration Rights Agreement.

Pursuant to the Common Stock Purchase Agreement, following the effective date of this resale registration statement registering the shares issuable to White Lion in accordance with the terms of the Registration Rights Agreement, the Company has the right, but not the obligation, to require White Lion to purchase, from time to time, up to the lesser of (i) $78,900,000 in aggregate gross purchase price of newly issued shares of Common Stock, par value $0.0001 per share and (ii) 3,853,467 shares of Common Stock (the “Exchange Cap”), in each case, subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement.

The number of shares of Common Stock that the Company may require White Lion to purchase in any single sales notice will depend on a number of factors, including the relevant calculated purchase price and type of purchase notice that the Company delivers to White Lion. For example: (1) if the Company were to deliver a Rapid Purchase Notice, the Company can require White Lion to purchase a number of shares equal to $2,000,000 divided by the average of the three (3) lowest traded prices of the Common Stock on the Rapid Purchase Notice Date; and (2) if the Company were to deliver a VWAP Purchase Notice, the Company can require White Lion to purchase a number of shares equal to $2,000,000 divided by the product of (i) the lowest daily VWAP of the Common Stock during the VWAP Purchase Valuation Period and (ii) ninety-seven percent (97%).

White Lion’s purchase obligations under a single Rapid Purchase Notice or a single VWAP Purchase Notice shall not exceed $2,000,000, and the maximum amount of shares of Common Stock the Company may require White Lion to purchase under a single VWAP Purchase Notice shall be the lesser of (A) 30% of the Average Daily Trading Volume or (B) $2,000,000 divided by the highest closing price of the Common Stock over the most recent five (5) Business Days immediately preceding White Lion’s receipt of the subject VWAP Purchase Notice.

Additionally, in consideration for White Lion’s commitments under the Common Stock Purchase Agreement, the Company agreed to issue to White Lion the number of shares of Common Stock equal to $800,000 divided by the closing price of the Common Stock on the day that is the earlier of (i) the business day prior to effectiveness of this resale registration statement registering the shares issuable under the Common Stock Purchase Agreement and (ii) the business day prior to the date that White Lion requests the issuance of such shares (such shares, the “Commitment Shares”).

Accordingly, the actual number of shares of our Common Stock issuable will vary depending on the then-current market price of shares of Common Stock sold to the Selling Stockholder under the ELOC Agreement, but will not exceed the number set forth in the preceding paragraphs unless we file an additional registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with the U.S. Securities and Exchange Commission (the “SEC”). See “Prospectus Summary—Post IPO Financing—Equity Line of Credit Agreement” and “ELOC Financing” for a description of the ELOC Agreement and “Selling Stockholder” for additional information regarding White Lion.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Note Purchase Agreement, dated as of May 6, 2025, between OSR Holdings, Inc. and White Lion Capital, LLC.
10.2	Senior Secured Convertible Promissory Note, issued May 6, 2025, by OSR Holdings, Inc. to White Lion Capital LLC.
10.3	Common Stock Purchase Warrant, issued May 6, 2025, by OSR Holdings, Inc to White Lion Capital, LLC.
10.4	Amendment No. 1 to Common Stock Purchase Agreement, between OSR Holdings, Inc. and White Lion Capital LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2025

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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